UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

TEL-INSTRUMENT ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	001-31990	22-1441806
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Branca Road

East Rutherford, New Jersey 07073

(Address of principal executive offices)

(201) 933-1600

(Telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 29, 2025, Tel-Instrument Electronics Corp. (the “Company”) received notice from Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered public accounting firm, in connection with CBIZ CPAs P.C. having acquired the attest business of Marcum on November 1, 2024. The Company, with the approval of the Audit Committee of the Company’s Board of Directors, engaged CBIZ CPAs P.C. as the Company’s independent registered public accounting firm.

Neither of Marcum’s reports on the financial statements of the Registrant for either of the past two fiscal years ended March 31, 2024 and March 31, 2023 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years ended March 31, 2024 and March 31, 2023 and the subsequent interim period through April 29, 2025, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Registrant’s two most recent fiscal years ended March 31, 2024 and March 31 2023 and the subsequent interim period through April 29, 2025, the Company did not have any “reportable events” (as such term is defined in Item 304 of Regulation S-K) other than, as disclosed in Part II, Item 9A of the Company’s Form 10-Ks for the fiscal year ended March 31, 2024, material weaknesses identified in internal control related to the proper design and implementation of controls over the Company’s estimates relating to the valuation of inventory.

The Registrant has provided Marcum with a copy of the above disclosures prior to this filing with the Securities and Exchange Commission (the “Commission”). A letter to the Commission, dated April 29, 2025, from Marcum regarding its concurrence with the statements made by the Registrant in this current report concerning the dismissal of Marcum as the Registrant’s independent registered public accounting firm is attached as Exhibit 16 hereto.

During the Registrant’s two most recent fiscal years ended March 31, 2024 and March 31, 2023 and the subsequent interim period through April 29, 2025, neither the Registrant nor anyone on its behalf has consulted with CBIZ CPAs P.C. with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report nor oral advice was provided to the Registrant that CBIZ CPAs P.C. concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Marcum LLP dated April 29, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP.

Date: April 29, 2025	By:	/s/ Pauline Romeo
		Name:	Pauline Romeo
		Title:	Principal Accounting Officer

2